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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2006

                             CHICOPEE BANCORP, INC..
             (Exact Name of Registrant as Specified in Its Charter)

      Massachusetts                         000-51996          20-4840562
      -------------                         ---------          ----------
(State or other jurisdiction of            (Commission        (IRS Employer
incorporation or organization)             File Number)      Identification No.)

                 70 Center Street, Chicopee, Massachusetts 01013
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (413) 594-6692
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

         On May 15, 2006, Chicopee Bancorp, Inc. (the "Company") and Chicopee Savings Bank (the "Bank") entered into an Agency Agreement with Ryan Beck & Co., Inc. ("Ryan Beck"), who will act as the Company's financial advisor during the conversion of the Bank from the mutual to stock form and also assist in the marketing of the Company's common stock during its stock offering. For these services, Ryan Beck will receive a conversion advisory fee of $25,000 and a marketing fee equal to 1.0% of the dollar amount of the common stock sold in the subscription and community offerings. No fee will be payable to Ryan Beck with respect to shares purchased by officers, directors and employee or their immediate families, shares contributed to the Chicopee Savings Bank Charitable Foundation, or any common stock purchased by the Bank's tax-qualified and non-qualified employee benefit plans.

         The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-132512) filed under the Securities Act of 1933, as amended, and a related prospectus dated May 15, 2006

         The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.


         (d)    Exhibits

                Number            Description
                ------            ------------

                1.1 Agency Agreement dated May 15, 2006 between Chicopee Bancorp, Inc., Chicopee Savings Bank and Ryan Beck & Co., Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: May 19, 2006                      By:/s/ William J. Wagner
                                           -------------------------------------
                                           William J. Wagner
                                           President and Chief Executive Officer